                               THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT, TERM
LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of this _____ day of January, 2005, by and between each of OPTICARE HEALTH SYSTEMS,
INC., a Delaware corporation, OPTICARE EYE HEALTH CENTERS, INC., a Connecticut
corporation, PRIMEVISION HEALTH, INC., a Delaware corporation, and OPTICARE
ACQUISITION CORPORATION, a New York corporation (collectively, the "BORROWER"), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the
"LENDER").

                                    RECITALS

     A. Pursuant to that certain Second Amended and Restated Revolving Credit,
Term Loan and Security Agreement dated as of March 29, 2004, by and between
Opticare Health Systems, Inc., Opticare Eye Health Centers, Inc. and Primevision
Health, Inc., each as borrower, and Lender as amended by that certain Waiver and
First Amendment to Second Amended and Restated Revolving Credit, Term Loan and
Security Agreement dated as of August 16, 2004 and that certain Second Amendment to Second Amended and Restated Revolving Credit, Term Loan and Security
Agreement dated as of August 27, 2004 (as amended to date and as amended, supplemented, modified and restated from time to time, collectively, the "LOAN
AGREEMENT"), the Lender agreed to make available to such borrowers the Revolving
Facility.

     B. The parties hereto desire to enter into this Amendment to amend certain aspects of the Loan Agreement as more particularly provided herein.

     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     SECTION 2. AMENDMENTS TO LOAN AGREEMENT.

          (a) Tangible Net Worth. Section 2 of Annex I to the Loan Agreement is
     hereby amended and restated in its entirety as follows:

               "Until full performance and satisfaction, and indefeasible payment in full in cash, of all the Obligations, Borrower, individually and collectively on a consolidated and consolidating basis, will maintain a minimum Tangible Net Worth at all times (a)
          from the December 1, 2004 through January 31, 2005, equal to
          (-$6,500,000), and (b) from February 1, 2005 through the end of the
          Term, equal to (-$3,000,000).

          (b) Definition. Appendix A to the Loan Agreement is hereby amended by adding the following definition thereto in proper alphabetical order to read in full as follows:

               "Third Amendment" shall mean that certain Third Amendment to
          Second Amended and Restated Revolving Credit, Term Loan and Security
          Agreement, dated as of January ____, 2005, by and between the
          Borrowers and Lender.

          (c) Application of Wise Sale Proceeds and Third Amendment Required
     Equity Contribution. Notwithstanding anything contained in the Loan
     Agreement to the contrary, the Wise Required Payment (as defined in the
     Third Amendment) and any other proceeds from the Wise Sale, including any subsequent increase in the purchase price, shall be applied first to the
     Term Loan in the amount of $50,000, which shall be applied in the inverse order of its maturity, and second to the Advances under the Revolving
     Facility (other than the Overadvance). Notwithstanding anything contained in the Loan Agreement to the contrary, the Third Amendment Required Equity
     Contribution shall be applied to the Advances under the Revolving Facility
     (other than the Overadvance).

     SECTION 3. CONSENT. As of the Third Amendment Effective Date, Lender hereby consents to (a) the sale of assets by OptiCare Acquisition Corp. ("OAC") (the
"Wise Sale") pursuant to that certain Asset Purchase Agreement, dated as of
January ____, 2005, by and between Wise Optical, LLC and AECC/Pearlman Buying
Group, LLC, as purchaser, and OAC, as seller, a copy of which is attached hereto as Exhibit A (the "Wise APA") and (b) the execution and delivery of the Wise APA by OAC; provided (i) that the Wise APA has not been amended in any manner from the version attached hereto as Exhibit A, (ii) Lender shall have received evidence satisfactory to it in its sole discretion that all of the conditions precedent in the Wise APA have been satisfied, (iii) Lender shall have received a payment on the Loans from the proceeds of the Wise Sale in an amount of at least $2,500,000 ("Wise Required Payment"), which shall be applied first to the
Term Loan in the amount of $50,000, which shall be applied in the inverse order of its maturity, and second to Advances under the Revolving Facility (other than the Overadvance), and (iv) that the consent of Lender hereunder shall not, in any way whatsoever, either: (x) impair, prejudice or otherwise adversely affect
Lender's right at any time to exercise any right, privilege or remedy in connection with any violation of the Loan Agreement or any other Loan Document,
(y) except as otherwise set forth herein, amend or alter any provision of the
Loan Agreement or any other Loan Document, or (z) constitute any course of dealing or other basis for altering any of the Obligations or any right, privilege or remedy of Lender under the Loan Agreement or any other Loan
Document.

     SECTION 4. REPRESENTATIONS AND WARRANTIES.

          (a) Notwithstanding any other provision of this Amendment, each
     Borrower hereby (a) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower and this Amendment and confirms that they are true and correct, (b) represents and warrants that they are Affiliates of each other, and (c) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).

          (b) Each Borrower hereby represents and warrants as of the date of this Amendment and as of the Third Amendment Effective Date as follows: (i)
     it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Loan Documents, as applicable, by or against it; (iv) this Amendment and the Loan Documents, as applicable, have been duly executed and delivered by it; (v) this Amendment and the
     Loan

     Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Default or Event of
     Default exists, has occurred or is continuing.

     SECTION 5. EXPENSES. Borrower shall pay all costs and expenses incurred by
Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, legal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the Loan Documents contemplated hereby and all related agreements, documents and instruments, including, without limitation, the UCC-1 Financing Statements and searches required hereunder and under the
Loan Agreement, and all of the same may be charged to Borrower's account and shall be part of the Obligations. In addition and without limiting the foregoing, Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the amended note and the recording of the security documents and financing statements therefor and pursuant to the
Security Documents contemplated hereby.

     SECTION 6. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT. Upon the
effectiveness of this Amendment, (i) each reference in the Loan Agreement to
"this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this
Amendment, and (ii) each reference in any other Loan Document to the "Loan
Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement.
The parties hereto agree to be bound by the terms and conditions of the Loan
Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this
Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Third Amendment Effective Date or as a result of performance hereunder.

     SECTION 7. GOVERNING LAW AND JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET
FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND
NOTICE PROVISIONS OF THE LOAN AGREEMENT.

     SECTION 8. HEADINGS AND COUNTERPARTS. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures

shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

     SECTION 9. AMENDMENTS. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and both Borrowers. This Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement.

     SECTION 10. ENTIRE AGREEMENT. This Amendment, the Loan Agreement and the
other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     SECTION 11. MISCELLANEOUS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
This Amendment shall inure to the benefit of Lender, all future holders of any note, any of the Obligations or any of the Collateral and all Transferees, and
each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of any
Borrower's or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.

     SECTION 12. RELEASE. (i) EACH BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT
IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY
KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY
PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR
DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND
KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND EACH OF ITS PREDECESSORS,
AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE
"RELEASED PARTIES") FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF
ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR
UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED,
CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN
WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT ANY
BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY,
IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION
OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE
EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OF THE OTHER
LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT,
INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING,
COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE
APPLICABLE.

     SECTION 13. EFFECTIVE DATE. Notwithstanding the date of execution or delivery of this Amendment or any other date set forth herein, this Amendment shall be effective on the date (the "THIRD AMENDMENT EFFECTIVE DATE") upon which the following conditions precedent are satisfied:

          (a) execution and delivery to Lender of this Amendment by each
     Borrower;

          (b) receipt of an executed copy of the Wise APA and all documents related thereto, together with confirmation of the consummation of the transactions contemplated thereby;

          (c) receipt by Lender of the Wise Required Payment;

          (d) the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all respects as of the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (e) no Default or Event of Default shall be in existence as of the date hereof;

          (f) receipt by Lender of all fees, charges and expenses payable to
     Lender on or prior to the Third Amendment Effective Date, including, without limitation, a non-refundable amendment fee in the amount of
     $12,500; and

          (g) receipt by Lender of evidence satisfactory to Lender of a cash equity investment in Borrower by Palisade Concentrated Equity Partnership,
     L.P. of at least $4,000,000 in form and substance acceptable to Lender (the
     "Third Amendment Required Equity Contribution").

                        [SIGNATURES APPEAR ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties have caused this Third Amendment to
Second Amended and Restated Revolving Credit, Term Loan and Security Agreement
to be executed by their respective officers thereunto duly authorized as of the date first written above.

LENDER:                                 CAPITALSOURCE FINANCE LLC,
                                        a Delaware limited liability company

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

BORROWERS:

                                        OPTICARE HEALTH SYSTEMS, INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                        PRIMEVISION HEALTH, INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                        OPTICARE EYE HEALTH CENTERS, INC.,
                                        a Connecticut corporation

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                        OPTICARE ACQUISTION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT A

                                    WISE APA
                                 (see attached)